Exhibit 99.1
MICRO LINEAR CORPORATION
VOTING AGREEMENT
     THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of August 14, 2006, by and between Sirenza Microdevices, Inc., a Delaware corporation (“Parent”), Metric Acquisition Corp., a Delaware corporation (“Merger Sub” and, together with Parent, “Sirenza”), and the undersigned stockholder of Micro Linear Corporation (“Stockholder”).
RECITALS
     A. Parent, Merger Sub and Micro Linear Corporation, a Delaware corporation (“Micro Linear” or the “Company”) have entered into an Agreement and Plan of Merger (as such agreement may hereafter be amended from time to time in conformity with the provisions thereof, the “Merger Agreement”), which provides for the merger of Merger Sub with and into Micro Linear, pursuant to which Micro Linear will become a wholly owned subsidiary of Parent (the “Merger”).
     B. Stockholder is the beneficial owner (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of such number of shares of common stock, par value $0.001 per share, of Micro Linear (“Micro Linear Common Stock”) as set forth on the signature page hereof, and options, warrants or other rights to acquire such number of shares of Micro Linear Common Stock as set forth on the signature page hereof.
     C. As an inducement and a condition to entering into the Merger Agreement, Sirenza has requested that Stockholder agree, and Stockholder has agreed (in Stockholder’s capacity as such), to enter into this Agreement in order to facilitate the consummation of the Merger.
     NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:
     1. Definitions.
          (a) For the purposes of this Agreement, capitalized terms that are used but not defined herein shall have the respective meanings ascribed thereto in the Merger Agreement.
          (b) “Expiration Date” shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to its terms, or (ii) such date and time as the Merger shall become effective in accordance with the terms and conditions set forth in the Merger Agreement.
          (c) “Person” shall mean any individual, any corporation, limited liability company, general or limited partnership, business trust, unincorporated association or other business organization or entity, or any governmental authority.
          (d) “Shares” shall mean: (i) all equity securities of Micro Linear (including all shares of Micro Linear Common Stock and all options, warrants and other rights to acquire shares of Micro Linear Common Stock) owned by Stockholder as of the date of this Agreement, and (ii) all additional equity securities of Micro Linear (including all additional options, warrants and other rights to acquire shares of Micro Linear Common Stock) of which Stockholder acquires beneficial ownership during the period commencing with the execution and delivery of this Agreement until the Expiration Date.
          (e) A Person shall be deemed to have effected a “Transfer” of a security if such Person directly or indirectly (i) offers for sale, sells, assigns, pledges, encumbers, grants an option with respect to, transfers or otherwise disposes of such security or any interest therein, or (ii) enters into an agreement, commitment or other arrangement providing for the sale of, assignment of, pledge of, encumbrance of, granting of an option with respect to, transfer of or disposition of such security or any interest therein; provided, however, that the granting by Stockholder of a security interest in Shares to a brokerage firm to secure a cash loan from such brokerage firm for the purpose of purchasing shares of Micro Linear Common Stock upon exercise of options to purchase Micro Linear Common Stock (“Micro Linear Options”) outstanding on the date of this Agreement shall not be deemed a “Transfer” for purposes of this Agreement.
     2. Restriction on Transfer, Proxies and Non-Interference; Stop Transfer. Except as expressly contemplated by this Agreement, at all times during the period commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, Stockholder shall not, directly or indirectly, (i) cause or permit the Transfer of any of the Shares to be effected, or discuss, negotiate or make any offer regarding any Transfer of any of the Shares, (ii) grant any proxies or powers of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into a voting agreement or other similar commitment or arrangement with respect to any of the Shares in contravention of the obligations of Stockholder under this Agreement, (iii) request that Micro Linear register the Transfer of any certificate or uncertificated interest representing any of the Shares, or (iv) take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect, or have the effect of preventing or disabling Stockholder from performing any of Stockholder’s obligations under this Agreement, other than to a signatory under this Voting Agreement in the case of (i), (ii) or (iii). Stockholder hereby agrees that, in order to ensure compliance with the restrictions referred to herein, Micro Linear may issue appropriate “stop transfer” instructions to its transfer agent in respect of the Shares. Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, (A) Stockholder may Transfer any or all of the Shares pursuant to, and in accordance with, the terms of Stockholder’s 10b5-1 plan or arrangement with Micro Linear, if any, as in effect as of the date hereof, and (B) Stockholder may sell Shares for cash to the extent necessary to pay taxes incurred as a direct result of the exercise of Micro Linear Options after the date hereof.
     3. Voting Agreement. At any meeting of Micro Linear’s stockholders called with respect to the following, however called, and at every adjournment or postponement thereof, Stockholder shall appear at such meeting, in person or by proxy, or otherwise cause all of the Shares to be counted as present thereat for purposes of establishing a quorum thereat, and Stockholder shall vote, or cause to be voted (and on every action or approval by written consent of stockholders with respect to the following, act, or cause to be acted, by written consent) with respect to all of the Shares that Stockholder is entitled to vote or as to which Stockholder has the right to direct the voting, as of the relevant record date:

          (a) in favor of the approval and adoption of the Merger Agreement and approval of the Micro Linear Merger;
          (b) against the approval of any proposal that would result in a breach by Micro Linear of the Merger Agreement; and
          (c) against any proposal made in opposition to, or in competition with, consummation of the Merger (or either of them) and the other transactions contemplated by the Merger Agreement, including any Micro Linear Acquisition Proposal.
     4. Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder shall deliver to Sirenza an irrevocable proxy in the form attached hereto as Exhibit A (the “Proxy”), which shall be irrevocable to the fullest extent permitted by applicable law, with respect to the Shares.
     5. Non-Solicitation. Stockholder shall, and shall cause its affiliates and its and its affiliates’ respective directors, officers, employees, investment bankers, legal, financial and other advisors or representatives (collectively, “Stockholder Representatives”) not to, directly or indirectly, (i) solicit, initiate, knowingly encourage, or induce the making, submission or announcement of, an Acquisition Proposal (as defined in the Merger Agreement), (ii) furnish to any person (other than Parent, Merger Sub or any designees of Parent or Merger Sub) any non-public information relating to the Company or any of its subsidiaries, or afford access to the business, properties, assets, books or records of the Company or any of its subsidiaries to any person (other than Parent, Merger Sub or any designees of Parent or Merger Sub), or take any other action intended to assist or facilitate any inquiries or the making of any proposal that constitutes or could lead to an Acquisition Proposal, (iii) participate or engage in discussions or negotiations with any person with respect to an Acquisition Proposal, (iv) approve, endorse or recommend an Acquisition Proposal, (v) enter into any letter of intent, memorandum of understanding or other contract contemplating or otherwise relating to an Acquisition Transaction or (vi) terminate, amend or waive any rights under any “standstill” or other similar agreement between the Company or any of its subsidiaries and any person (other than Parent); provided, however, that Stockholder may engage in any of the foregoing activities if and solely to the extent that the Company is permitted to engage in such activities pursuant to Section 6.1 of the Merger Agreement. Stockholder shall immediately cease any and all existing activities, discussions or negotiations with any persons conducted heretofore with respect to any Acquisition Proposal. Without limiting the generality of the foregoing, Stockholder acknowledges and hereby agrees that any violation of the restrictions set forth in this Section 5 by Stockholder or any Stockholder Representatives shall be deemed to be a breach of this Section 5 by Stockholder. Stockholder shall not enter into any letter of intent or similar document or any agreement contemplating or otherwise relating to an Acquisition Proposal unless and until this Agreement is terminated pursuant to its terms.
     6. Representations and Warranties. Stockholder hereby represents and warrants to Sirenza as follows:
          (a) Ownership of Shares. Stockholder is the beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act, except that such term shall include Shares that may be acquired more than sixty (60) days from the date hereof) of all of the Shares. Stockholder has sole voting power and the sole power of disposition with respect to all of the Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.
          (b) Power; Binding Agreement. Stockholder has the legal capacity, power and authority to enter into and perform all of Stockholder’s obligations under this Agreement. The execution, delivery and performance of this Agreement by Stockholder will not violate any agreement or court order to which Stockholder is a party or is subject, including, without limitation, any voting agreement or voting trust. This Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder, enforceable against Stockholder in accordance with its terms.
          (c) No Consents. Other than filings or notices under the Exchange Act, to his, her or its knowledge, the execution and delivery of this Agreement by Stockholder does not, and the performance by Stockholder of his, her or its obligations hereunder will not, require Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Authority.
     7. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Sirenza any direct or indirect ownership or incidence of ownership of or with respect to any Shares. Except as provided in this Agreement, all rights, ownership and economic benefits relating to the Shares shall remain vested in and belong to Stockholder.
     8. Stockholder Notification of Acquisition of Additional Shares. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, Stockholder shall promptly notify Sirenza of the number of any additional shares of Micro Linear Common Stock and the number and type of any other voting securities of Micro Linear acquired by Stockholder, if any, after the date hereof.
     9. Termination. This Agreement shall terminate immediately and automatically, without any action on the part of any party hereto, as of the Expiration Date.
     10. No Obligation to Exercise. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall obligate Stockholder to exercise any option, warrant or other right to acquire Shares.
     11. Directors and Officers. Notwithstanding anything in this Agreement to the contrary, if Stockholder is a director or officer of Micro Linear, nothing contained in this Agreement shall prohibit such director or officer from acting in his/her capacity as such or from taking such action as a director or officer of Micro Linear that may be required on the part of such person as a director or officer of Micro Linear, including acting in compliance with the Merger Agreement.
     12. Miscellaneous.
          (a) Entire Agreement. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the

Merger Agreement and any other agreements referred to in the Merger Agreement, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.
          (b) Certain Events. This Agreement and the obligations hereunder shall attach to all of the Shares and shall be binding upon any person to whom legal or beneficial ownership of any of the Shares shall pass, whether by operation of law or otherwise, except in the case of Shares Transferred in connection with the payment of taxes. Notwithstanding any Transfer of any of the Shares, the transferor shall remain liable for the performance of all obligations of the transferor under this Agreement. Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, this Agreement and the obligations hereunder shall not attach to any Shares that are Transferred, and shall not be binding upon any person to whom legal or beneficial ownership of any of the Shares shall pass, in any Transfer effected by Stockholder pursuant to the last sentence of Section 2 of this Agreement.
          (c) Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any purported assignment in violation of this Section shall be void.
          (d) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.
          (e) Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) of transmission by telecopy or telefacsimile, or (iii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) if delivered by a nationally recognized courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:
(i) if to Parent, to:
Sirenza Microdevices, Inc.
303 S. Technology Court
Broomfield, CO 80021
Attention: General Counsel
Fax No.: (888) 818-8023

with copies to:
Wilson Sonsini Goodrich & Rosati, Professional Corporation
650 Page Mill Road
Palo Alto, CA 94304-1050
Attention: Michael Ringler
Fax No.: (415) 947-2099
(ii) if to Micro Linear, to:
Micro Linear Corporation
2050 Concourse Drive
San Jose, CA 95131
Attention: Timothy A. Richardson
with a copy to:
2475 Hanover Street
Palo Alto, California 94304
Attention: Jorge del Calvo
Fax No.: (650) 233-4500
          (f) Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of such void or unenforceable provision.
          (g) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.
          (h) Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof. Each of parties irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the Chancery or other Courts of the State of Delaware, and each of parties hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the nonexclusive jurisdiction of the aforesaid courts. The parties hereby agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 6(e) hereof or in such other manner as may be permitted by applicable law, shall be valid and sufficient service thereof.
          (i) Other Remedies; Specific Performance.
               (i) Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.
               (ii) Specific Performance. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.
          (j) Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF SIRENZA AND MICRO LINEAR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.
          (k) Counterparts. This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.
          (l) Further Assurances. At the request of any party to another party or parties to this Agreement, such other party or parties shall execute and deliver such instruments or documents to evidence or further effectuate (but not to enlarge) the respective rights and obligations of the parties and to evidence and effectuate any termination of this Agreement.
          (m) Public Disclosure. Stockholder shall not issue any statement or communication to any third party regarding the subject matter of the Merger Agreement or the transactions contemplated thereby, including, if applicable, the termination of the Merger Agreement and the reasons therefor, without the prior written consent of Sirenza.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned have executed, or caused this Agreement to be executed by a duly authorized officer, as of the date first written above.

SIRENZA MICRODEVICES, INC.
By:
Name:
Title:

METRIC ACQUISITION CORP.
By:
Name:
Title:

STOCKHOLDER:

Signature:

Name:

Address:

Facsimile No.:

Shares beneficially owned:

Micro Linear common stock

Micro Linear common stock issuable upon exercise of outstanding options or warrants
[SIGNATURE PAGE TO VOTING AGREEMENT]

EXHIBIT A
IRREVOCABLE PROXY
     The undersigned Stockholder (the “Stockholder”) of Micro Linear Corporation, a Delaware corporation (“Micro Linear”), hereby irrevocably (to the fullest extent permitted by law) appoints each of Bob Van Buskirk and Chuck Bland of Sirenza (as defined below), as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Micro Linear that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of Micro Linear issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”), in accordance with the terms of this Proxy. The Shares beneficially owned by Stockholder as of the date of this Proxy are listed on the final page of this Proxy, along with the number(s) of the stock certificate(s) that represent such Shares. Upon Stockholder’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and Stockholder agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).
     This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith (the “Voting Agreement”) by and between Sirenza Microdevices, Inc., a Delaware corporation (“Parent”), Metric Acquisition Corp., a Delaware corporation (“Merger Sub” and, together with Parent, “Sirenza”) and the undersigned Stockholder of Micro Linear, and is granted in consideration of Sirenza entering into that certain Agreement and Plan of Reorganization of even date herewith (as it may hereafter be amended from time to time in accordance with the provisions thereof, the “Merger Agreement”) by and among Parent, Merger Sub and Micro Linear. The Merger Agreement provides for the merger of Merger Sub with and into Micro Linear (the “Merger”), and Stockholder is receiving a portion of the consideration payable in connection with the Merger. As used in this Proxy, the term “Expiration Date” shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to its terms, or (ii) such date and time as the Merger shall become effective in accordance with the terms and conditions set forth in the Merger Agreement.
     The attorneys and proxies named above, and each of them, are hereby authorized and empowered by Stockholder, at any time prior to the Expiration Date, to act as Stockholder’s attorney and proxy to vote all of the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to all of the Shares (including, without limitation, the power to execute and deliver written consents) at every annual or special meeting of stockholders of Micro Linear (and at every adjournment or postponement thereof), and in every written consent in lieu of such meeting:
     (a) in favor of the approval and adoption of the Merger Agreement and approval of the Micro Linear Merger;

     (b) against the approval of any proposal that would result in a breach by Micro Linear of the Merger Agreement; and
     (c) against any proposal made in opposition to, or in competition with, consummation of the Merger (or either of them) and the other transactions contemplated by the Merger Agreement, including any Acquisition Proposal.
     The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided in clauses (a), (b) and (c) above. Stockholder may vote the Shares on all other matters. Notwithstanding anything in this Proxy to the contrary, if Stockholder is a director or officer of Micro Linear, nothing contained in this Proxy shall prohibit such director or officer from acting in his/her capacity as such or from taking such action as a director or officer of Micro Linear that may be required on the part of such person as a director or officer of Micro Linear, including acting in compliance with the Merger Agreement.
     Any obligation of Stockholder hereunder shall be binding upon the successors and assigns of Stockholder.
     This Proxy shall terminate and be of no further force and effect, automatically upon the Expiration Date.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, Stockholder has caused this Irrevocable Proxy to be duly executed as of the day and year first above written.

STOCKHOLDER:

Signature:

Name:

Address:

Facsimile No.:

Shares beneficially owned:

Micro Linear common stock

Micro Linear common stock issuable upon exercise of outstanding options or warrants
[SIGNATURE PAGE TO IRREVOCABLE PROXY]